UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: January 18, 2005

Date of earliest event reported: January 11, 2005

FULTON FINANCIAL CORPORATION

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	Commission File No.	(IRS Employer Identification Number)

One Penn Square, P.O. Box 4887, Lancaster, PA	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 291-2411

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In connection with the January 11, 2005 Agreement and Plan of Merger, entered into between Fulton Financial Corporation (“Fulton”) and SVB Financial Services, Inc. (“Somerset”), and disclosed in the initial filing of this Form 8-K, the parties also agreed, in a separate side letter, to provide the directors of Somerset Valley Bank with the same director compensation as they currently receive for a period of three years following the completion of the merger. This amended 8-K has been filed in order to disclose this side letter, which is attached hereto as an exhibit.

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Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Pursuant to Item 9.01(c) of Form 8-K, Fulton hereby files the following exhibits in accordance with Item 601 of Regulation S-K:

Number		Title
2.1	*	Agreement and Plan of Merger, dated January 11, 2005, between Fulton Financial Corporation and SVB Financial Services, Inc.

99.1	*	Warrant Agreement, dated January 12, 2005, between Fulton Financial Corporation and SVB Financial Services, Inc.

99.2	*	Warrant, dated January 12, 2005

99.3	*	Employment Agreement between Somerset Valley Bank, Fulton Financial Corporation and Robert Corcoran, dated January 11, 2005

99.4	*	Employment Agreement between Somerset Valley Bank, Fulton Financial Corporation and Arthur Brattelof, dated January 11, 2005

99.5	*	Press Release, dated January 11, 2005

99.6	*	Transaction Information

99.7		Side Letter, dated January 11, 2005, between Fulton Financial Corporation and SVB Financial Services, Inc.

*	Previously filed by Fulton Financial Corporation on January 12, 2005 on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION

Date: January 18, 2005	By:	/s/ Charles J. Nugent
	Name:	Charles J. Nugent
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Page Number

in Manually

Signed Original

Number		Title

2.1	*	Agreement and Plan of Merger, dated January 11, 2005, between Fulton Financial Corporation and SVB Financial Services, Inc.

99.1	*	Warrant Agreement, dated January 12, 2005, between Fulton Financial Corporation and SVB Financial Services, Inc.

99.2	*	Warrant, dated January 12, 2005

99.3	*	Employment Agreement between Somerset Valley Bank, Fulton Financial Corporation and Robert Corcoran, dated January 11, 2005

99.4	*	Employment Agreement between Somerset Valley Bank, Fulton Financial Corporation and Arthur Brattelof, dated January 11, 2005

99.5	*	Press Release, dated January 11, 2005

99.6	*	Transaction Information

99.7		Side Letter, dated January 11, 2005, between Fulton Financial Corporation and SVB Financial Services, Inc.

*	Previously filed by Fulton Financial Corporation on January 12, 2005 on Form 8-K.

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